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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE INSTITUTIONAL FUND
                    INVESTMENT GRADE FIXED INCOME PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus and Statement of Additional Information.

Suzanne E. Moran (see biography below) now serves as Co-Portfolio Manager of the portfolio. Jo Ann Corkran and Leland Crabbe continue to serve as Co-Portfolio Managers of the portfolio. Gregg M. Diliberto and Jose A. Rodriguez no longer serve as Co-Portfolio Managers of the portfolio.

CERTAIN MANAGER BIOGRAPHY
Suzanne E. Moran, Director, joined CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management. She joined CS First Boston Investment Management in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.

Dated: July 23, 2002                                               CSIGF-16-0702